SECOND AMENDING AGREEMENT TO
LEASE PURCHASE AND SALE AGREEMENT, DATED MAY 11, 2004

THIS AMENDING AGREEMENT is dated for reference June 11, 2004

BETWEEN:

SCARAB SYSTEMS, INC., a Colorado company whose address is 528-666 Burrard Street, Vancouver, B.C. Canada,

(hereinafter called "Scarab")

OF THE FIRST PART

AND:

METHANE ENERGY CORP., an Oregon company whose address is 200 Adams Street, Coquille, OR 97427, which is a wholly owned subsidiary of Scarab.

(hereinafter called "Methane")

OF THE SECOND PART

AND:

GEOTRENDS-HAMPTON INTERNATIONAL LLC, a Washington limited liability company whose address is #21514 SE 254th Place, Maple Valley, WA 98038,

(hereinafter called "GHI")

OF THE THIRD PART

WHEREAS:

A. Scarab, Methane and GHI entered into an agreement entitled the "Lease Purchase and Sale Agreement" dated May 11, 2004 (the "Lease Agreement"), as amended May 19, 2004; and

B. Scarab, Methane and GHI wish to amend the Lease Agreement on the terms and conditions set out in this Amending Agreement;

NOW THEREFORE this Amending Agreement witnesseth that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Scarab, Methane and GHI, the parties covenant and agree with each other as follows:

1. GHI agree that 450,000 of the Consideration Shares will be issued to Thomas Deacon in place and stead of GHI, and that clauses 4.1(d), (e) and (f) of the Lease Agreement are amended such that in each case where a payment of 600,000 Consideration Shares are to be made to GHI, Scarab is to issue 450,000 Consideration Shares to GHI and 150,000 Consideration Shares to Thomas Deacon.

2. GHI will cause Thomas Deacon to execute a Subscription Agreement with Scarab in a form as prepared by Scarab's attorneys.

3. In all other respects, the Lease Agreement remains in full force and effect.

IN WITNESS WHEREOF the parties have executed this Amending Agreement in accordance with their respective requirements therefor as of the date first above written.

SCARAB SYSTEMS, INC.

Per: /s/ Thomas Mills
Authorized Signatory

METHANE ENERGY CORP.

Per: /s/ Steve Pappajohn
Authorized Signatory

GEOTRENDS-HAMPTON INTERNATIONAL LLC

Per: /s/ Steve Pappajohn
Authorized Signatory